Exhibit 10.1

Execution Version

AMENDMENT, CONSENT AND WAIVER NO. 8

AMENDMENT, CONSENT AND WAIVER NO. 8, dated as of October 15, 2026 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of June 17, 2022 (as amended by that certain Amendment No. 1, dated as of June 30, 2023, as amended by that certain Amendment No. 2, dated as of November 7, 2023, as amended by that certain Amendment No. 3, dated as of February 3, 2025, as amended by that certain Amendment No. 4, dated as of February 11, 2025, as amended by that certain Amendment No. 5, dated as of December 8, 2025, as amended by that certain Amendment No. 6, dated as of April 16, 2026 (“Amendment No. 6”), as amended by that certain Amendment No. 7, dated as of June 16, 2026, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FMC CORPORATION, a Delaware corporation (the “Company”), CITIBANK, N.A., as Administrative Agent (as such term is defined in the Credit Agreement), each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and each Subsidiary Guarantor from time to time party hereto (collectively, the “Subsidiary Guarantors” and individually, a “Subsidiary Guarantor” and, together with the Company, the “Loan Parties”).

WHEREAS, the Company has informed the Administrative Agent and the Lenders that it intends to consummate certain reorganization transactions (the “FMC India Reorganization”) to facilitate the subsequent sale of all or substantially all of the equity interests in FMC India Private Limited (“FMC India”) to a third party acquiror for cash consideration, in an arm’s-length transaction (such sale, the “FMC India Disposition” and, together with the FMC India Reorganization, the “FMC India Transaction”);

WHEREAS, in connection with the FMC India Reorganization, on October 6, 2026, the Company caused (a) FMC Netherlands Holdings II B.V. (“New Dutch BV”), (b) FMC New Netherlands B.V. (“FMC New Netherlands”), and (c) FMC US Holdings 2 LLC (“New US LLC” and, together with New Dutch BV and FMC New Netherlands, the “Reorganization Subsidiaries”) to become Subsidiary Guarantors;

WHEREAS, in connection with the FMC India Reorganization, (a) New Dutch BV and New US LLC will acquire or be issued Stock of FMC India, including additional common shares and preferred shares in exchange for cash and upon the conversion of certain intercompany loans owing by FMC India (such Stock, together with all Stock Equivalents of FMC India, the “FMC India Equity”); (b) New Dutch BV will contribute cash in an aggregate amount not to exceed $25,000,000 to FMC India in exchange for common shares of FMC India (such cash, the “Contributed Cash”); (c) the Company will acquire from FMC IP Technology GmbH certain receivables owing by FMC India and will waive such receivables, together with certain other receivables owing by FMC India to the Company, in each case as described on Schedule 1 hereto (collectively, the “Cancelled Receivables”); and (d) substantially all intercompany loans and receivables owing by FMC India (including the Cancelled Receivables owing to FMC IP Technology GmbH) will be transferred or contributed by a Loan Party to another Loan Party (all such intercompany loans and receivables so transferred or contributed, collectively, the “Reorganization Intercompany Claims”);

WHEREAS, the Company has requested that the Required Lenders: (a) consent to the release of the Liens on FMC India Equity, the Contributed Cash, the Cancelled Receivables and the Reorganization Intercompany Claims, in each case, to the extent pledged under the Loan Documents, on the terms set forth herein; (b) consent to the release of each of New Dutch BV and New US LLC as guarantors and specified pledgors or grantors, as applicable, under the Guarantee and Collateral Agreement and the other Loan Documents (other than the Intercompany Subordination Agreement) to which each is a party, and the release of all Liens on assets owned by such entities created pursuant to the Loan Documents, in each case effective immediately prior to the consummation of the FMC India Disposition and on the terms set forth herein; (c) waive the requirement under Section 6.03(m)(ii) of the Credit Agreement that New US LLC become a Subsidiary Guarantor and grant security interests within 30 days of its formation (which deadline expired on or about August 15, 2026); (d) waive the requirement under Section 1.06(f) of Amendment No. 6 that New Dutch BV join that certain Intercompany Subordination Agreement, dated as of April 16, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercompany Subordination Agreement”), within 30 days of the Sixth Amendment Effective Date (as defined in Amendment No. 6) (which deadline expired on or about July 28, 2026); and (e) amend certain provisions of the Credit Agreement, in each case as more fully set forth herein (collectively, the “Proposed Consents”);

WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;

WHEREAS, the Lenders party hereto have agreed to approve the Proposed Consents and related waivers and amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

Amendments, Consent and Waiver

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Amendments of Credit Agreement. Effective as of the Eighth Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““FMC India Disposition” means the sale by the applicable Loan Parties of all or substantially all of the equity interests in FMC India Private Limited to a third-party acquiror for cash consideration in an arm’s-length transaction.”

““FMC India Disposition Proceeds” has the meaning assigned to such term in Section 6.04(q).”

(b) The Credit Agreement is hereby amended by adding a new Section 6.04(q) as follows:

“(q) Use of Proceeds from FMC India Disposition. (a) The U.S. Borrower shall apply the net cash proceeds received by the U.S. Borrower or any of its Subsidiaries from the FMC India Disposition (the “FMC India Disposition Proceeds”) to (i) the repayment of Indebtedness under this Agreement and/or (ii) general corporate or working capital purposes of the U.S. Borrower and its Subsidiaries.

2

(b) Upon written request by the Administrative Agent (acting on its own behalf or at the direction of any Lender), the U.S. Borrower shall, within five (5) Business Days of such request, deliver to the Administrative Agent a certificate of a Responsible Officer setting forth the application of the FMC India Disposition Proceeds.”

SECTION 1.03. Specified Covenant Waiver.

(a) The Lenders party hereto, constituting the Required Lenders under the Credit Agreement, consent to each of the proposed waivers and hereby waive (i) compliance by the Company with (x) the requirement under Section 6.03(m)(ii) of the Credit Agreement that New US LLC, in connection with the FMC India Transaction, become a Subsidiary Guarantor and grant security interests in its assets within 30 days of its formation, and (y) the requirement under Section 1.06(f) of Amendment No. 6 that New Dutch BV join the Intercompany Subordination Agreement within 30 days of the Sixth Amendment Effective Date (as defined in Amendment No. 6), and (ii) any Default or Event of Default that may have arisen prior to the Eighth Amendment Effective Date under the Credit Agreement or Amendment No. 6 solely as a result of the failure of the Company to (x) comply with the requirements described in clause (i) above or (y) deliver notice of any such Default pursuant to Section 6.02(b) of the Credit Agreement.

(b) The waiver set forth in this Section 1.03 shall be effective only to the extent specifically set forth herein and shall not (i) otherwise be construed as a waiver of any other provision of the Credit Agreement or any other Loan Document or as a waiver of any other breach, Default or Event of Default under the Credit Agreement and/or any other Loan Document, (ii) affect the right of the Lenders or the Administrative Agent to demand compliance by the Loan Parties with all other terms and conditions of the Credit Agreement and/or the other Loan Documents, (iii) otherwise be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ or the Administrative Agent’s consent or approval under the Credit Agreement and/or the other Loan Documents, (iv) constitute or create a course of dealing, or (v) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

SECTION 1.04. Specified Releases.

(a) The Lenders party hereto, constituting the Required Lenders under the Credit Agreement, hereby (x) approve and authorize, pursuant to Section 8.09(d)(v) of the Credit Agreement, the releases of Liens described in clauses (i) through (iv) below, (y) consent, pursuant to Section 9.01 of the Credit Agreement, to the release described in clause (v) below, and (z) authorize and direct the Administrative Agent to give effect to each of the following releases (each, a “Specified Release” and, collectively, the “Specified Releases”):

(i) subject to Section 1.04(c), the release of all Liens on the FMC India Equity created pursuant to the Loan Documents, which release shall be effective automatically and immediately upon the attachment of any such Lien to any FMC India Equity, whether now owned or hereafter acquired, such that the FMC India Equity shall not constitute Collateral (the “FMC India Equity Release”);

(ii) the release of all Liens on the Contributed Cash created pursuant to the Loan Documents, which release shall be effective immediately prior to the contribution of the Contributed Cash by New Dutch BV to FMC India (the “Contributed Cash Release”);

3

(iii) the release of all Liens on the Cancelled Receivables created pursuant to the Loan Documents, which release shall be effective with respect to each Cancelled Receivable, immediately prior to the waiver thereof by the Company (the “Cancelled Receivables Release”);

(iv) the release of all Liens granted by any Swiss Guarantor pursuant to any Collateral Document governed by Swiss law on each Reorganization Intercompany Claim, which release shall be effective, with respect to each Reorganization Intercompany Claim, immediately prior to the transfer or contribution thereof by such Swiss Guarantor to another Loan Party in connection with the FMC India Reorganization (the “Intercompany Claims Release”); and

(v) the release of each of New Dutch BV and New US LLC (each, a “Released Guarantor”) as guarantors and specified pledgors or grantors, as applicable, under the Guarantee and Collateral Agreement and the other Loan Documents (other than the Intercompany Subordination Agreement) to which it is a party and, concurrently therewith, the release of all Liens on assets owned by such Released Guarantor created pursuant to the Loan Documents, which release shall be effective immediately prior to the consummation of the FMC India Disposition (the “Released Guarantor Release”). The release of Liens on assets owned by each Released Guarantor pursuant to this clause (v) is approved and authorized by the Required Lenders pursuant to Section 8.09(d)(v) of the Credit Agreement.

(b) Each Specified Release shall be subject to the delivery by the Company to the Administrative Agent, on or prior to the effectiveness of such Specified Release, of a certificate of a Responsible Officer of the Company (each, a “Release Certificate”) certifying that (i) no Default or Event of Default has occurred and is continuing or would result from such Specified Release or the related transactions, (ii) the assets subject to such Specified Release are as described herein, and the related transactions have been or are being consummated substantially as described in the recitals hereto, (iii) the Contributed Cash Release, the Cancelled Receivables Release and the Intercompany Claims Release comply with Section 6.04(m) of the Credit Agreement, (iv) in the case of the Released Guarantor Release, (x) the FMC India Disposition will be consummated immediately following the effectiveness of such release and (y) the FMC India Disposition is a bona fide arm’s-length sale to an unaffiliated third-party acquiror for cash consideration and is not entered into solely for the purpose of obtaining the Released Guarantor Release, (v) immediately after giving effect to the applicable Specified Release(s) and the related cancellation, waiver or forgiveness of the Cancelled Receivables, the related transfers or contributions of the Reorganization Intercompany Claims and, as applicable, the FMC India Disposition, the Company and its Subsidiaries, on a consolidated basis, are solvent, and (vi) the Collateral subject to such Specified Release, together with the Collateral subject to all other Specified Releases, does not constitute all or a material portion of the value of the Collateral and such Specified Release, together with the other Specified Releases, does not constitute a release of all or substantially all of the value of the guarantees under the Guarantee and Collateral Agreement. The Administrative Agent may rely conclusively on each Release Certificate without further inquiry.

(c) If the FMC India Disposition is not consummated on or before December 31, 2026 (as such date may be extended by the Administrative Agent in writing, which may be provided by email, in its sole discretion), the FMC India Equity Release shall automatically terminate and be of no further force or effect, the Liens created pursuant to the Loan Documents shall automatically attach to the FMC India Equity then owned by any Loan Party, and the Company shall, within 30 days thereafter (or such longer period as the Administrative Agent may agree in writing, which may be provided by email, in its sole discretion), cause each applicable Loan Party to take such actions as are required under the Guarantee and Collateral Agreement and the other Loan Documents with respect to such FMC India Equity.

4

(d) For the avoidance of doubt, if the FMC India Disposition is not consummated on or before December 31, 2026 (as such date may be extended by the Administrative Agent in writing, which may be provided by email, in its sole discretion), the Released Guarantor Release shall not become effective (or, if previously effective, shall be deemed not to have occurred), each Released Guarantor shall remain (or be reinstated as) a Subsidiary Guarantor, all Liens on assets owned by each Released Guarantor created pursuant to the Loan Documents shall be reinstated, and the Company shall, within 30 days thereafter (or such longer period as the Administrative Agent may agree in writing, which may be provided by email, in its sole discretion), cause each Released Guarantor to take such actions as are required under the Guarantee and Collateral Agreement and the other Loan Documents with respect to such Released Guarantor and its assets.

(e) The Lenders party hereto, constituting the Required Lenders under the Credit Agreement, hereby authorize and direct the Administrative Agent to (i) execute and deliver (or authorize the filing of) such partial releases, guarantee releases, UCC-3 amendments or terminations, lien releases, direction letters and other instruments and documents as may be reasonably requested by the Company to evidence the Specified Releases, and (ii) take all other actions reasonably necessary to effectuate the foregoing (including, in its capacity as Initial First Lien Agent under the First Lien Pari Passu Intercreditor Agreement, dated as of June 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among Citibank, N.A., as Initial First Lien Agent, U.S. Bank Trust Company, National Association, as Initial Additional First Lien Agent, Dutch Collateral Sub-Agent and Swiss Collateral Sub-Agent (each as defined therein), the Company and the other parties from time to time party thereto, instructing the Swiss Collateral Sub-Agent to execute and deliver any release, re-assignment or other agreement or instrument evidencing any Specified Release), in each case at the Company’s expense and subject to the rights, protections and immunities set forth in Sections 2.12(d) and (e), 8.05 and 9.04 and other applicable provisions of the Credit Agreement and the other Loan Documents.

(f) The Specified Releases shall be limited solely to the FMC India Equity, the Contributed Cash, the Cancelled Receivables, the Reorganization Intercompany Claims and, in the case of the Released Guarantor Release, the Released Guarantors and their assets, and shall not in any manner discharge, affect or impair the Obligations or any Liens on any other Collateral (including any interests retained by the Loan Parties and the proceeds of any sale or disposition, all of which shall continue to constitute part of the Collateral) or affect the guarantee of any other Loan Party.

(g) The Company shall cause each Released Guarantor to distribute or otherwise transfer all FMC India Disposition Proceeds received by it to a Loan Party within three (3) Business Days following receipt thereof (or such longer period as the Administrative Agent may agree in writing, which may be provided by email, in its sole discretion), and failure to do so shall constitute an Event of Default under Section 7.01(c)(i) of the Credit Agreement.

(h) Notwithstanding anything to the contrary in this Section 1.04, including the release of any Released Guarantor hereunder, upon written request by the Administrative Agent (in its sole discretion) at any time following the consummation of the FMC India Disposition, the Company shall cause any Reorganization Subsidiary that remains a Subsidiary of the Company and is organized in an Eligible Jurisdiction to become a Subsidiary Guarantor and grant security interests in its assets on the same basis as the other Guarantors organized in the same jurisdiction, in each case within 30 days of such request (or such longer period as the Administrative Agent may agree in writing, which may be provided by email, in its sole discretion).

5

SECTION 1.05. Effectiveness. Sections 1.02, 1.03 and 1.04 of this Amendment shall become effective as of the first date (the “Eighth Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent and each Lender):

(a) The Administrative Agent (or its counsel) shall have received each of the following (together with the schedules and exhibits thereto, if any):

(i) counterparts of this Amendment executed by (x) the Company, (y) the Subsidiary Guarantors, and (z) the Lenders constituting Required Lenders;

(ii) a certificate of a senior officer of the Company to the effect that (x) after giving effect to this Amendment (including the limited waiver set forth in Section 1.03 hereof), the representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement are correct (other than any such representations or warranties which, by their terms, refer to a prior date), (y) no event has occurred and is continuing which constitutes a Default (other than any Default that is the subject of the waiver set forth in Section 1.03 of this Amendment), and (z) the Company and its Subsidiaries, on a consolidated basis, are solvent as of the Eighth Amendment Effective Date after giving effect to the transactions contemplated hereby;

(iii) a Release Certificate with respect to the FMC India Equity Release; and

(iv) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request, including without limitation, at least five Business Days prior to the Eighth Amendment Effective Date, all documentation and other information relating to the Loan Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act and to the extent applicable to any Loan Party that constitutes a “legal entity customer” under 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”), a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certificate”), in each case, as reasonably requested by any of the Administrative Agent and the Lenders at least 10 Business Days prior to the Eighth Amendment Effective Date.

(b) The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, out-of-pocket expenses and other amounts then due and payable in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent;

(c) After giving effect to this Amendment, the representations and warranties contained in Section 2.01 of this Amendment, Article V (Representations and Warranties) of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a different date, which shall be true and correct as of such earlier date.

The Administrative Agent shall notify the Company and the Lenders of the Eighth Amendment Effective Date and such notice shall be conclusive and binding.

6

ARTICLE II

Miscellaneous

SECTION 2.01. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders and the Administrative Agent that, as of the Eighth Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Eighth Amendment Effective Date, the Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended hereby on the Eighth Amendment Effective Date, will constitute, legal, valid and binding obligations of each such Loan Party, enforceable against such Loan Party, in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

(a) After giving effect to this Amendment, each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment or any other Loan Document are true and correct in all material respects (except any representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Eighth Amendment Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties are true and correct in all material respects on and as of such date), both before and after giving effect to this Amendment.

(b) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date (including the limited waiver set forth in Section 1.03), no Default or Event of Default has occurred and is continuing on the Eighth Amendment Effective Date.

SECTION 2.02. Acknowledgment and Reaffirmation. Each Subsidiary Guarantor party hereto hereby acknowledges that its consent to this Amendment is not required, but nevertheless does hereby agree and consent to this Amendment and to the transactions contemplated herein. Each of the Company and each Subsidiary Guarantor agrees and acknowledges that, notwithstanding the effectiveness of this Amendment, (a) its guarantee of the Obligations pursuant to the Guarantee and Collateral Agreement and any other Loan Document shall remain in full force and effect without modification (and, in the case of each Released Guarantor, until the Released Guarantor Release becomes effective), and (b) nothing herein shall in any way limit any of the terms or provisions of such guarantee or its obligations under any Loan Document to which it is a party, all of which are hereby ratified, confirmed and reaffirmed in all respects. Each of the Company and each Subsidiary Guarantor hereby reaffirms its grant of a continuing security interest in and Lien upon its Collateral (other than, from and after the effectiveness of the applicable Specified Release, the Collateral subject thereto) to the Administrative Agent, for the benefit of the Secured Parties, as provided in the Loan Documents. Without limiting the foregoing, each of the Reorganization Subsidiaries expressly acknowledges and agrees that its guarantee of the Obligations and the security interests granted by it under the Guarantee and Collateral Agreement and the other Loan Documents are and shall remain in full force and effect (other than, from and after the effectiveness of the applicable Specified Release, with respect to the Collateral subject thereto) and, in the case of each Released Guarantor, until the Released Guarantor Release becomes effective.

7

SECTION 2.03. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(a) On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.04. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement, including, but not limited to, Section 9.12 (Submission to Jurisdiction; Service of Process) and Section 9.13 (Waiver of Jury Trial) of Article IX of the Credit Agreement, shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.05. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.06. Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or PDF or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower

FMC CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Vice President and Treasurer

The Subsidiary Guarantors

FMC VENTURES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES DCVC LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES TRACE GENOMICS LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES KIWI LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC VENTURES SCANIT LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES BIOPHERO LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC VENTURES AGROSPHERES LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

FMC FUNDING CORPORATION

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

FMC OVERSEAS LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Treasurer

SHERMAN ONE, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

SHERMAN TWO, INC.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: President and Treasurer

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC SINGAPORE HOLDINGS LLC

By:	/s/ William F. Chester
Name: William F. Chester
Title: Authorized Representative

FMC US HOLDINGS LLC

By: FMC HOLDINGS 2 PTE. LTD., as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC QUIMICA HOLDINGS LLC

By: FMC SWITZERLAND II GMBH, as its Member

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC CHEMICALS NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC HOLDINGS 2 PTE. LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

MID-ATLANTIC INVESTMENTS LTD.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC SWITZERLAND I GMBH

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC AGRICULTURAL PRODUCTS INTERNATIONAL GMBH

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC SWITZERLAND II GMBH

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC IP TECHNOLOGY GMBH

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC NETHERLANDS HOLDINGS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

FMC HOLDINGS 1 PTE. LTD

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Director

FMC AGRO SINGAPORE PTE. LTD.

By:	/s/ William F. Chester
Name: William F. Chester
Title: Director

FMC NETHERLANDS HOLDINGS II B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC NEW NETHERLANDS B.V.

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Authorized Signatory

FMC US HOLDINGS 2 LLC

By:	/s/ Brian J. Blair
Name: Brian J. Blair
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIBANK, N.A.,
as Administrative Agent, Issuing Bank and Swing Loan Lender

By:	/s/ David Jaffe
Name: David Jaffe
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Syndication Agent, Issuing Bank and Swing Loan Lender

By:	/s/ Amanda Ylvisaker
Name: Amanda Ylvisaker
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS, as a Lender

By:	/s/ Delphine Gaudiot
Name: Delphine Gaudiot
Title: Managing Director

By:	/s/ Nicholas Anberree
Name: Nicholas Anberree
Title: Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

COBANK, ACB, as a Lender

By:	/s/ Conrado Lima
Name: Conrado Lima
Title: Managing Director - Corporate Banking

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Jun Ashley
Name: Jun Ashley
Title: Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

Banco Santander, S.A., New York Branch, as a Lender

By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Zara Kamal
Name: Zara Kamal
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer Saunders
Name: Jennifer Saunders
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

TRUIST BANK, as a Lender

By:	/s/ Alexander Harrison
Name: Alexandar Harrison
Title: Director

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK, N.A., as a Lender

By:	/s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mark F. McCue
Name: Mark F. McCue
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT, CONSENT AND WAIVER NO. 8 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT]